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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K/A-2 into the Company's previously filed Registration Statements File Nos. 33-76742, 333-23647 and 333-51063 on Form S-8, and 33-79556 on Form S-3.


                                                     /s/  Arthur Andersen LLP
                                                     ---------------------------
                                                       ARTHUR ANDERSEN LLP




Chicago, Illinois
January 13, 1999